UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2011

Waste2Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State of Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 First Street

Neptune, Beach Florida 32266

(Address of principal executive offices) (zip code)

(904)435-5148

 (Registrant’s telephone number, including area code)

Copies to:

N/A

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2011, the Board of Directors of Waste2Energy Holdings, Inc. (the “Company”), terminated the employment of Peter Bohan as President and Chief Executive Officer of the Company.

On May 17, 2011, John Murphy, age 52, was appointed by the Board as interim President and Chief Executive Officer of the Company.Since 2006, Mr. Murphy has been President of Fulcrum Properties, Inc., a real estate and alternate investment firm.  From 2004 to 2011, Mr. Murphy has been managing member of Verita Group, LLC, an energy sector consulting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC.

Dated: May 20, 2011	By:	/s/ John J. Murphy
John J. Murphy
Interim President and Chief Executive Officer